UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2023

GENASYS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24248	87-0361799
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16262 West Bernardo Drive
San Diego, California 92127
(Address of Principal Executive Offices)

(858) 676-1112
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.00001 per share	GNSS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 20, 2023, Genasys Inc., a Delaware corporation (the “Company”), Word Systems Operations, LLC, an Indiana limited liability company (“Seller”), and Evertel Technologies, LLC, a Nevada limited liability company (“Evertel”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”), pursuant to which the Company agreed, upon the terms and subject to the conditions of the Purchase Agreement, to purchaser all of the Seller’s right, title and interest in, to and under all of the membership interests of Evertel (the “Transaction”). The Company also agreed to offer employment to certain of Evertel’s employees upon consummation of the Transaction. As consideration for the purchase of the membership interests of Evertel, the Company has agreed to pay to the Seller total consideration of approximately $5.8 million, comprised of approximately 75 percent stock and 25 percent cash, subject to customary adjustments. Genasys expects the cash consideration to be financed through cash on hand. The transaction is expected to close the first week of October.

Evertel offers a secure and compliant mission-critical collaboration platform for the public safety market that connects public safety personnel, information, and tools in one space. Evertel’s information and collaboration platform is designed to help public agencies of all sizes – small towns, big cities, and everything in between – to work together more effectively in their efforts to protect their communities and save lives.

The Purchase Agreement contains customary representations and warranties of the Company and of the Seller and Evertel and its business and assets. Additionally, the Purchase Agreement provides for customary covenants of the Company, the Seller and Evertel, as well as indemnification provisions subject to specified limitations. In addition, for a period of five years after the closing of the Transaction, the Seller has agreed not to compete or engage in any business competing with Evertel’s business.

A copy of the Purchase Agreement is filed herewith as Exhibit 2.1. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is incorporated herein by reference. The Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Evertel or the Seller. In particular, the representations and warranties contained in the Purchase Agreement were made only for the purposes of the Transaction as of dates set forth therein and were qualified by disclosures between the parties and a contractual standard of materiality that is different from those generally applicable to stockholders, among other limitations. The representations and warranties were made for the purposes of allocating contractual risk between the parties to the Purchase Agreement and should not be relied upon as a disclosure of factual information relating to the Company, Evertel or the Seller.

On September 26, 2023, the Company issued a press release announcing the Transaction and the Company’s entering into the Purchase Agreement. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 8.01	Other Events.

Risk Factors Relating to the Transaction

The Company is providing the following additional risk factors relating to the Transaction to supplement the risk factors described in Item 1A. of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2022. These risk factors should be read in conjunction with the risk factors described in the Company’s Annual Report on Form 10-K.

Failure to complete, or delays in completing, the Transaction could materially and adversely affect our business and our stock price.

Consummation of the Transaction is subject to customary closing conditions, a number of which are not within our control and any of which may prevent, delay, or otherwise materially and adversely affect our ability to complete the Transaction. The negotiation of the Purchase Agreement and the other activities related to the Transaction have resulted and will continue to result in significant cost and expense and management distraction, which will occur whether or not the Transaction is successfully consummated. We cannot predict whether or when the required closing conditions under the Purchase Agreement will be satisfied and we therefore cannot be certain that we will be able to successfully consummate the Transaction as currently contemplated under the Purchase Agreement. Failure to consummate the Transaction could have a material adverse effect on our business and our stock price.

The Company may fail to realize the anticipated benefits of the Asset Transaction.

The success of the Transaction will depend on, among other things, the Company’s ability to incorporate Evertel and its business into the Company’s business in a manner that enhances its value proposition to clients and facilitates other growth opportunities. The Company must successfully include Evertel and its business within the Company’s business in a manner that permits these growth opportunities to be realized. In addition, the Company must achieve the growth opportunities without adversely affecting current revenues and investments in other future growth. If the Company is not able to successfully achieve these objectives, the anticipated benefits of the Transaction may not be realized fully, if at all, or may take longer to realize than expected. Additionally, management may face challenges in incorporating certain elements and functions of the Evertel business with the Company’s business, and this process may result in additional and unforeseen expenses. The Transaction may also disrupt the Evertel business’ and the Company’s ongoing business or cause inconsistencies in standards, controls, procedures and policies that adversely affect the Company’s relationships with third party partners, employees, suppliers, customers and others with whom Evertel and the Company have business or other dealings or limit the Company’s ability to achieve the anticipated benefits of the Transaction. If the Company is not able to successfully add the Evertel business to its existing business in an efficient, effective and timely manner, anticipated benefits, including the opportunities for growth it expects from the Transaction, may not be realized fully, if at all, or may take longer to realize than expected, and its cash flow and financial condition may be negatively affected.

The Company will incur significant transaction costs in connection with the Transaction.

The Company has incurred and expects to incur a number of non-recurring costs associated with the Transaction, which could exceed the amounts currently estimated. These costs and expenses include legal and accounting fees and expenses, filing fees and other related charges. There is also a large number of processes, policies, procedures, operations, technologies and systems that must be integrated in connection with the Transaction. While the Company has assumed that a certain level of expenses would be incurred in connection with the Transaction and the other transactions contemplated by the Purchase Agreement, there are many factors beyond its control that could affect the total amount or the timing of the integration and implementation expenses.

There may also be additional unanticipated significant costs in connection with the Transaction that the Company may not recoup. These costs and expenses could reduce the benefits and additional income it expects to achieve from the Transaction. Although the Company expects that these benefits will offset the transaction expenses and implementation costs over time, this net benefit may not be achieved in the near term or at all.

The Company is not providing pro forma financial statements reflecting the impact of the Transaction on its historical operating results.

The Company does not expect to file a Current Report on Form 8-K with financial information for Evertel or its business and pro forma financial statement information and, as a result, it is not including any pro forma financial statement information in this Current Report on Form 8-K. It is possible that the Company’s experience in operating Evertel will require it to adjust its expectations regarding the impact of the Transaction on its operating results.

Third parties may terminate or alter existing contracts or relationships with the Company or Evertel.

Evertel has contracts with customers, licensors and other business partners which may require the consent from these other parties in connection with the Transaction. If these consents cannot be obtained, Evertel may suffer a loss of potential future revenue and may lose rights that are material to its business. In addition, third parties with which the Company or Evertel currently have relationships may terminate or otherwise reduce the scope of their relationships with either or both parties in connection with or as a result of the Transaction. Any such disruptions could limit the Company’s ability to achieve the anticipated benefits of the Transaction. The adverse effect of such disruptions could also be exacerbated by a delay in the completion of the Transaction or the termination of the Purchase Agreement.

The Company may have difficulty attracting, motivating and retaining key personnel and other employees in light of the Transaction.

Evertel’s success after the Transaction will depend in part on the Company’s ability to attract and retain key personnel and other employees. In connection with or as a result of the Transaction, the Company may lose key personnel or may be unable to attract, retain and motivate qualified individuals, or the associated costs may increase. If the Company cannot retain employees of Evertel because of uncertainty relating to the Transaction or the difficulty of integration or for any other reason, the Company’s ability to realize the anticipated benefits of the Transaction could be reduced, and it may have a material adverse impact on the Company’s business and operations.

Litigation and other legal proceedings could require the expenditure of substantial resources and distract the Company’s personnel from being able to integrate Evertel in a manner that enhances its value proposition to clients and facilitates other growth opportunities.

The Company is and may become involved in various legal proceedings arising from its business activities. While management is not aware of any litigation matter that in and of itself would have a material adverse impact on the Company’s consolidated results of operations, cash flows or financial position, litigation is inherently unpredictable, and depending on the nature and timing of a proceeding, an unfavorable resolution could materially affect the Company’s future consolidated results of operations, cash flows or financial position in a particular period, as well as its ability to successfully integrate Evertel’s business into its business. For example, the Company is subject, from time to time, to product liability claims, intellectual property claims and claims brought by its competitors, including with respect to the hiring of employees. Such litigation or other legal proceedings, with or without merit, is unpredictable, generally expensive and time consuming and likely to divert significant resources from the Company’s business and from its efforts to integrate Evertel. Furthermore, because of the discovery that is required in connection with certain litigation, there is a risk that some of the Company’s confidential information could be compromised by disclosure. In addition, there could be public announcements of the results of trials, hearings, motions or other interim proceedings or developments and, if securities analysts or investors perceive these results to be negative, it could have a substantial adverse effect on the price of the Company’s common stock.

This Current Report on Form 8-K and the related press release contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Such statements are based on management's current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The Company cautions investors that there can be no assurance that actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. The words “believe,” “will,” “should,” “expect,” “intend,” “estimate,” “look forward” and “anticipate,” variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. A further list and description of these and other factors, risks and uncertainties can be found in the Company’s most recent annual report, any subsequent quarterly and current reports, and certain other filings, filed with the SEC. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

2.1	Membership Interest Purchase Agreement, dated as of September 20, 2023, by and between Genasys Inc., Word Systems Operations, LLC and Evertel Technologies, LLC **
99.1	Press Release of Genasys Inc., issued September 26, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

**
Certain schedules or similar attachments to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request a copy of any omitted schedule or attachment to this exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2023	GENASYS INC.

	By:	/s/ Dennis D. Klahn
	Name:	Dennis D. Klahn
	Its:	Chief Financial Officer